UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2009

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

VICTORIA 1522 FUND

ANNUAL REPORT
September 30, 2009

www.victoria1522.com

Victoria 1522 Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance and Summary	3
Fund Expenses	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22

This report and the financial statements contained herein are provided for the general information of the shareholders of the Victoria 1522 Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

VICTORIA 1522 FUND

Dear Fellow Shareholder:

I am pleased to report that the Victoria 1522 Fund achieved strong performance during its first fiscal period of operation, as detailed in the accompanying Annual Report.  From its inception date of October 1, 2008, through September 30, 2009, the Victoria 1522 Fund’s Advisor Class Shares had a total return of 70.70%, while the Fund’s Institutional Class Shares had a total return of 71.00%.  This performance compares favorably to that of the Fund’s benchmark, the Morgan Stanley Capital International Emerging + Frontier Markets Index (MSCI EFM), which had a total return of 16.44% over the same period.  This performance also exceeded the total returns for the other diversified emerging markets indices:  the MSCI EM Index (standard emerging markets index), which had a total return of 19.18% and the MSCI IMI Index (standard emerging markets + small cap), which had a total return of 21.48%.  All returns quoted in this review are in U.S. dollar terms (USD).

The Fund’s performance reflects the power of timely country, sector, and stock selection, as well as a high level of cash for a period after the Fund’s inception.  As global markets declined during the fourth quarter of 2008, that cash was a buffer that enabled the Fund to outperform by a significant margin.  We invested most of the Fund’s cash by early 2009, when emerging markets began a rally that lasted for much of the year.  The two markets that contributed the most to the Fund’s total returns during this time were China and Brazil.  Over the reporting period, the Fund had a significant overweight in China, at 22.98% of the portfolio versus 14.91% for the MSCI EFM Index.  The Fund also had an average weight in Brazil of 16.78%, versus 13.76% for the benchmark.  These two emerging markets were among the strongest in the asset class over the past year, largely due to the resilience of the Chinese economy amid financial turmoil elsewhere, the decline in interest rates in Brazil, and the strength of the Brazilian currency, the Real, vis-à-vis the U.S. dollar.  Our stock selection in these markets also had a major impact on our returns, particularly in the case of BYD (which had a total return of +302.41% from the Fund’s average cost), China Molybdenum (+140.98%), and Banco do Brasil (+144.79%).  The Fund had an average weight in BYD, China Molybdenum, and Banco do Brasil of, respectively, 3.17%, 3.45%, and 2.77%.

The Fund’s mandate to discover virtually unknown opportunities in the frontier markets and in small caps was another key factor in its outperformance.  For example, the Fund held an average weighting of 1.08% in the Democratic Republic of Congo during the period covered by this report.  Yet that position, Central African Mining & Exploration, generated outsized returns for our Fund.  The stock rose 496.43% over the period we held it, contributing 5.17 percentage points to the Fund’s return.  Another example is the Fund’s holding in a small-cap Brazilian bank, Banco Nossa Caixa, which represented 0.27% of the Fund on average.  This stock delivered a total return of 115.40% and contributed 3.12 percentage points to the Fund’s return during the period that we held it.

Slightly offsetting the strong performance of these and other Fund investments were several weaker positions.  The Fund’s investments in South African gold-mining companies detracted from its performance as the Rand strengthened and weighed on the future profits of those companies.  The Fund’s underweight position in the Consumer Discretionary and Utilities sectors also detracted from its returns as these sectors delivered above-average returns.  In addition, an investment in the Health Care sector in China was disappointing due to company-specific reasons, and we sold that position immediately after those developments were publicly disclosed.  Similarly, an investment in a car manufacturing company in Malaysia performed poorly due to a lawsuit filed against the company for breach of contract.  We later sold the Fund’s position in it, partly due to our concern about a slowdown in consumer spending at that time.  In addition, an investment in the petrochemical and fertilizer business in Qatar was also disappointing as the price of oil declined in the fourth quarter of 2008 affecting economies that are reliant on oil.

Our outlook for the near term can be best described as “cautious optimism.”  The recent rally in the emerging markets has driven up valuations for the asset class to relatively lofty levels.  Thus, we have been expecting emerging markets to correct by 10-15%.  They may continue to rally if the U.S. dollar remains weak, however, because that trend likely would benefit a variety of stocks in the emerging markets.  Based on this outlook, we favor commodities producers and firms with U.S. dollar-denominated debt, provided they meet our investment parameters.  We see investment return potential in undervalued stocks in the banking, energy, and automobile industries.  A market correction also may be averted by easy earnings comparisons over the next several months (since the fourth quarter of 2008 and first quarter of 2009 were periods of weak economic activity).  Despite the emerging markets’ lofty valuations at present based on trailing earnings, we believe there are still pockets of opportunities.

Thank you for your investment in the Victoria 1522 Fund.

Sincerely,

Josephine S. Jimenez, CFA
Portfolio Manager
Victoria 1522 Investments, LP
244 California Street, Suite 610
San Francisco, CA  94111

Victoria 1522 Fund
FUND PERFORMANCE AND SUMMARY at September 30, 2009

This graph compares a hypothetical $1,000,000 investment in the Fund's Institutional Class shares, made at its inception with a similar investment in the MSCI Emerging Markets Index, MSCI Emerging Markets + Frontier Index and MSCI Emerging Markets Investable Market (IMI) Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The MSCI Emerging Markets + Frontier Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging and frontier markets.

The MSCI Emerging Markets Investable Market (IMI) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.  This index provides exhaustive coverage of large, mid, and small cap segments by targetting up to 99% coverage of the free-float adjusted market capitalization in each market, subject to minimum investability criteria and a universal minimum size range.

These indices do not reflect expenses, fees or sales charge, which would lower performance.

These indices are unmanaged and it is not possible to invest in an index.

Total Returns as of September 30, 2009
	3 Months	6 Months	YTD	Since Inception*
Victoria 1522 Fund - Advisor Class shares	22.36%	62.10%	65.56%	70.70%
Victoria 1522 Fund - Institutional Class shares	22.40%	62.07%	65.86%	71.00%
MSCI Emerging Markets Index	20.91%	62.90%	64.45%	19.18%
MSCI Emerging Markets + Frontier Index	20.47%	62.34%	62.43%	16.44%
MSCI Emerging Markets Investable Market (IMI) Index	21.18%	65.38%	67.32%	21.48%
* Inception date 10/1/08.

Gross and Net Expense Ratios for the Advisor Class shares are 5.54% and 1.90%, respectively, as of 9/30/09.  Gross and Net Expense Ratios for the Institutional Class shares are 5.29% and 1.65%, respectively, as of 9/30/09.  Contractual fee waivers in effect until 1/31/11.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

The total returns of individual share classes will differ due to varying expenses between the classes.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Victoria 1522 Fund
Fund Expenses - September 30, 2009 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Advisor Class only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 4/01/09 to 9/30/09.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/01/09	9/30/09	4/01/08 – 9/30/09
Advisor Class
	Actual Performance	$1,000.00	$1,621.00	$12.48
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.54	$9.60
Institutional Class
	Actual Performance	$1,000.00	$1,620.70	$10.84
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.80	$8.34

* Expenses are equal to the Fund’s annualized expense ratio of 1.90% and 1.65% for Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the semi-annual period).  The expense ratios reflect an expense waiver.
Assumes all dividends and distributions were reinvested.

Victoria 1522 Fund
SCHEDULE OF INVESTMENTS BY INDUSTRY – As of September 30, 2009

Number of Shares		Value
	COMMON STOCKS - 78.2%
	BRAZIL - 19.9%
28,900	Banco do Brasil S.A.	$512,063
6,800	Cia de Saneamento de Minas Gerais-COPASA	114,728
14,400	Cia Vale do Rio Doce	297,656
38,200	Cosan S.A. Industria e Comercio*	423,702
30,850	Petroleo Brasileiro S.A.	607,562
8,700	Porto Seguro S.A.	88,493
15,925	Votorantim Celulose e Papel S.A. ADR*	261,329
		2,305,533
	CHILE - 0.7%
2,000	Sociedad Quimica y Minera de Chile S.A. ADR	78,260

	CHINA - 14.9%
73,500	BYD Co., Ltd. - Class H*	603,367
245,000	China Green Holdings Ltd./Bermuda	207,542
318,000	China Rare Earth Holdings Ltd. *	69,065
48,000	Minth Group Ltd.	43,019
1,384,000	Qingling Motors Co. - Class H	254,581
380,600	Yanzhou Coal Mining Co., Ltd. - Class H	546,937
		1,724,511
	CZECH REPUBLIC - 0.5%
1,000	CEZ AS	53,699

	EGYPT - 3.1%
131,000	El Ezz Steel Co.	361,517

	INDIA - 3.1%
27,700	Tata Motors Ltd. ADR	358,992

	INDONESIA - 4.3%
458,000	Bisi International P.T.*	97,970
283,500	International Nickel Indonesia Tbk P.T.*	120,884
205,500	Perusahaan Perkebunan London Sumatra Indonesia Tbk P.T.	161,534
527,500	Timah Tbk P.T.	116,518
		496,906
	ISRAEL - 2.8%
4,700	Elbit Systems Ltd.	320,305

	MALAYSIA - 1.5%
83,300	Top Glove Corp. Bhd	170,706

	RUSSIAN FEDERATION - 1.9%
4,000	LUKOIL Oil Co. ADR	218,038

Number of Shares		Value
	SOUTH AFRICA - 4.6%
20,000	MTN Group Ltd.	$326,273
24,600	Shoprite Holdings Ltd.	203,205
		529,478
	SOUTH KOREA - 9.2%
4,680	Hyundai Motor Co.	441,779
910	Samsung Electronics Co., Ltd.	628,255
		1,070,034
	TAIWAN - 10.0%
16,320	Largan Precision Co., Ltd.	213,273
16,014	MediaTek, Inc.	266,169
126,629	Taiwan Semiconductor Manufacturing Co., Ltd.	250,599
867,000	United Microelectronics Corp.*	424,506
		1,154,547
	TURKEY - 1.7%
51,900	Turkiye Is Bankasi - Class C	203,970

	TOTAL COMMON STOCKS
	(Cost $6,823,237)	9,046,496

	PREFERRED STOCKS - 13.5%
	BRAZIL - 13.5%
18,400	AES Tiete S.A.	208,761
124,100	Braskem S.A. Class A*	784,556
10,000	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	563,000
		1,556,317
	TOTAL PREFERRED STOCKS
	(Cost $1,274,654)	1,556,317
Principal Amount
	SHORT-TERM INVESTMENTS - 7.3%
	UNITED STATES - 7.3%
$847,209	UMB Money Market Fiduciary, 0.05% ‡	847,209

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $847,209)	847,209

	TOTAL INVESTMENTS - 99.0%
	(Cost $8,945,100)	11,450,022
	Other assets less liabilities - 1.0%	111,230
	TOTAL NET ASSETS - 100.0%	$11,561,252

ADR - American Depository Receipt
‡The rate is the annualized seven-day yield at period end.
* Non-income producing security.
 See accompanying Notes to Financial Statements.

Victoria 1522 Fund
SUMMARY OF INVESTMENTS BY INDUSTRY – As of September 30, 2009

Industry	Percent of Net Assets
Semiconductors	13.6%
Agricultural Commodities/Milling	7.7%
Integrated Oil	7.1%
Electronic Components	7.1%
Chemicals: Specialty	6.8%
Food Retail	6.6%
Motor Vehicles	6.0%
Steel	5.7%
Coal	4.7%
Major Banks	4.4%
Trucks/Construction/Farm Machinery	3.1%
Wireless Telecommunications	2.8%
Aerospace & Defense	2.8%
Pulp & Paper	2.3%
Electric Utilities	2.2%
Other Metals/Minerals	2.1%
Regional Banks	1.7%
Apparel/Footwear	1.5%
Water Utilities	1.0%
Specialty Insurance	0.8%
Chemicals: Agricultural	0.7%
Industrial Specialties	0.6%
Auto Parts: O.E.M.	0.4%

Total Long-Term Investments	91.7%

Short-Term Investments	7.3%
Total Investments	99.0%
Other assets less liabilities	1.0%

Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009

ASSETS
Investments in securities, at value (cost $8,945,100)	$11,450,022
Cash, denominated in foreign currency (cost $7,403)	7,515
Receivables:
Investment securities sold	296,749
Fund shares sold	2,928
Dividends and interest	14,303
From Advisor	35,951
Prepaid expenses	11,957
Total assets	11,819,425

LIABILITIES
Payables:
Investment securities purchased	206,483
Distribution Plan - Advisor Class (Note 7)	557
Administration fees	3,334
Custody fees	15,163
Fund accounting fees	6,150
Transfer agent fees	2,877
Trustees fees	1,234
Chief Compliance Officer fees	2,246
Accrued other expenses	19,702
Unrealized loss on forward exchange contracts	427
Total liabilities	258,173

NET ASSETS	$11,561,252

COMPONENTS OF NET ASSETS
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$7,252,538
Accumulated net investment income	48,195
Accumulated net realized gain on investments	1,753,925
Net unrealized appreciation on:
Investments	2,504,922
Foreign currency	1,672
Net Assets	$11,561,252

Advisor Class
Net assets applicable to shares outstanding	$2,897,137
Shares outstanding	170,263
Net asset value, offering and redemption price per share	$17.02

Institutional Class
Net assets applicable to shares outstanding	$8,664,115
Shares outstanding	508,120
Net asset value, offering and redemption price per share	$17.05

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2009

INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $22,287)	$189,659
Interest	4,179
Total income		$193,838

Expenses
Advisory fees	80,885
Distribution fees - Advisor Class (Note 7)	2,353
Fund accounting fees	51,510
Administration fees	40,000
Transfer agent fees	39,657
Organization cost	34,524
Registration fees	33,311
Custody fees	39,855
Audit fees	14,961
Legal fees	11,777
Chief compliance officer fees	7,480
Trustees' fees and expenses	5,984
Insurance fees	5,867
Shareholder reporting fees	4,697
Miscellaneous	1,969

Total expenses		374,830
Less: Advisory fees waived		(80,885)
Less: Other expenses waived or reimbursed		(175,540)
Net expenses		118,405
Net investment income		75,433

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments		1,753,925
Foreign currency transactions		(19,136)
Net realized gain		1,734,789
Net unrealized appreciation on:
Investments		2,504,922
Foreign currency translations		1,672
Net unrealized appreciation		2,506,594
Net realized and unrealized gain on investments and
foreign currency		4,241,383

Net Increase in Net Assets from Operations		$4,316,816

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
STATEMENT OF CHANGES IN NET ASSETS

Year Ended September 30, 2009
INCREASE IN NET ASSETS FROM:
Operations
Net investment income	$75,433
Net realized gain on investments and foreign currency	1,734,789
Net unrealized appreciation on investments and foreign currency	2,506,594
Net increase in net assets resulting from operations	4,316,816

Distributions to Shareholders
From net investment income
Advisor Class	(15)
Institutional Class	(15,288)
Total distributions	(15,303)

Capital Transactions
Net proceeds from shares sold	7,329,640
Reinvestment of distributions	155
Cost of shares redeemed	(70,056)*
Net change in net assets from capital transactions	7,259,739

Total increase in net assets	11,561,252

NET ASSETS
Beginning of year	-
End of year	$11,561,252

Accumulated net investment income	$48,195

*	Net of redemption fee proceeds of $929.

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
FINANCIAL HIGHLIGHTS - Advisor Class

Per share operating performance
For a capital share outstanding throughout the Year

	Year EndedSeptember 30, 2009
Net asset value, beginning of year	$10.00
Income from Investment Operations
Net investment income	0.11	(a)
Net realized and unrealized gain on investments
and foreign currency	6.94
Total from investment operations	7.05

Less Distributions:
From net investment income	(0.03)

Net asset value, end of year	$17.02

Total return	70.70	% *

Ratios and Supplemental Data
Net assets, end of period	$2,897,137

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	5.54%
After fees waived and expenses absorbed	1.90%
Ratio of net investment income to average net assets	0.85%
Portfolio turnover rate	168%

(a)	Based on average shares outstanding during the year.
*	Not annualized. The Fund commenced operations on October 1, 2008.

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
FINANCIAL HIGHLIGHTS - Institutional Class

Per share operating performance
For a capital share outstanding throughout the Year

Year EndedSeptember 30, 2009
Net asset value, beginning of year	$10.00
Income from Investment Operations
Net investment income	0.13 (a)
Net realized and unrealized gain on investments
and foreign currency	6.95
Total from investment operations	7.08

Less Distributions:
From net investment income	(0.03)

Net asset value, end of year	$17.05

Total return	71.00%*

Ratios and Supplemental Data
Net assets, end of year	$8,664,115

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	5.29%
After fees waived and expenses absorbed	1.65%
Ratio of net investment income to average net assets	1.10%
Portfolio turnover rate	168%

(a)	Based on average shares outstanding during the year.
*	Not annualized. The Fund commenced operations on October 1, 2008.

See accompanying Notes to Financial Statements.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2009

Note 1 – Organization
Victoria 1522 Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide long-term capital growth. The Fund commenced investment operations on October 1, 2008, with two classes of shares, Advisor Class and Institutional Class.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s net asset value per share (“NAV”) is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2009
(Continued)

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.

At September 30, 2009, the Fund had the following forward contracts outstanding:

	Contracts to Buy				Currency	Unrealized
Settlement Date	Receive		Deliver		Value	Gain / (Loss)

October 2, 2009	304,374	TRY	205,519	USD	205,104	($415)

	Contracts to Sell
October 2, 2009	80,536	USD	624,184	HKD	80,539	($3)
October 5, 2009	159,309	USD	1,234,728	HKD	159,318	($9)
						($12)

Net unrealized loss on forward contracts						($427)

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2009
(Continued)

(f) Distributions to Shareholders
The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(g) Accounting Standards
Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement,” Accounting for Income Taxes”. This establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The adoption of “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations.  The Fund has concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on the September 30, 2009 tax returns.

For the year ended September 30, 2009, the Fund’s most recent fiscal year end, the Fund decreased paid-in capital by $7,201, decreased undistributed net investment income by $11,935 and increased undistributed net realized gains on investments by $19,136.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Victoria 1522 Investments, LP (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.15% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.90% and 1.65% of the Fund's average daily net assets for Advisor Class and Institutional Class, respectively until September 30, 2010.

For the year ended September 30, 2009, the Advisor waived all of its advisory fees of $80,885 and reimbursed other expenses of $175,540.  The Advisor may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit in place at the time the expenses were incurred.  At September 30, 2009, the amount of these potentially recoverable expenses was $256,425.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2009
(Continued)

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended September 30, 2009, the Fund’s allocated fees paid to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees paid for CCO services for the year ended September 30, 2009, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At September 30, 2009, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$8,947,976

Gross unrealized appreciation	2,535,805
Gross unrealized depreciation	(33,759)
Net unrealized appreciation on investments and foreign currency translations	$2,502,046

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of September 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,804,996
Undistributed long-term gains	-
Tax accumulated earnings	1,804,996
Accumulated capital and other losses	-
Unrealized appreciation on investments	2,502,046
Unrealized appreciation on foreign currency	1,672
Total accumulated earnings	$4,308,714

The tax character of distributions paid during the fiscal year ended September 30, 2009 was as follows:

Distribution paid from:
Ordinary income	$15,303
Long-term capital gains	-
Total Distributions	$15,303

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2009
(Continued)

Note 5 - Capital Transactions
Capital transactions for the Fund were as follows:

	For the Year Ended September 30, 2009
	Shares	Value

Subscriptions:
Advisor Class	174,346		$2,232,957
Institutional Class	509,061		5,096,683
Total Subscriptions	683,407		$7,329,640

Shares issued on reinvestment of distributions:
Advisor Class	1		$15
Institutional Class	14		140
Total Reinvestment of Distributions	15		$155

Repurchases:
Advisor Class	(4,084)	$	(55,975)
Institutional Class	(955)		(14,081)
Total Repurchases	(5,039)		$(70,056)*

*Net of redemption fee proceeds of $929 (the Fund charges a 2% fee if you redeem shares of the Fund within 90 days of purchase).

Note 6 - Investment Transactions
For the year ended September 30, 2009, purchases and sales of investments, excluding short-term investments, were $16,209,762 and $9,865,809, respectively.

Note 7 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Advisor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator. The Institutional Class does not pay any distribution fees.

For the year ended September 30, 2009, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2009
(Continued)

Note 9 –Fair Value Measurements and Disclosure
In September 2006, FASB issued Fair Value Measurements and Disclosures effective for financial statements issued for interim and annual periods beginning after November 15, 2007.  Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of September 30, 2009, in valuing the Fund’s assets carried at fair value:

	Level 1 (Quoted Price)	Level 2 (Other Significant Observable Inputs)	Level 3 (Significant Unobservable Inputs)	Total
Assets Table
Investments, at Value:
Common Stocks:
Consumer Discretionary	$-	$739,380	$-	$739,380
Consumer Staples	423,702	670,252	-	1,093,953
Energy	607,562	764,975	-	1,372,537
Financials	600,556	203,970	-	804,526
Health Care	-	170,706		170,706
Industrials	679,297	-	-	679,297
Information Technology	-	2,386,168	-	2,386,168
Materials	637,246	667,983	-	1,305,229
Telecommunications Services	-	326,273	-	326,273
Utilities	114,728	53,699	-	168,427
Preferred Stocks:
Consumer Staples	563,000	-	-	563,000
Materials	784,556	-	-	784,556
Utilities	208,761	-	-	208,761
Short-Term Investments	847,209	-	-	847,209
Total Investments, at Value	5,466,617	5,983,405	-	11,450,022
Other Financial Instruments*
Foreign Currency Exchange Contracts to Buy	205,104	-	-	205,104
Total Assets	$5,671,721	$5,983,405	-	$11,655,126

Liabilities Table Other Financial Instruments*
Foreign Currency Exchange Contracts to Sell	$(239,856)	$-	$-	$(239,856)
Total Liabilities	$(239,856)	$-	$-	$(239,856)

*Other financial instruments are not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investments.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2009
(Continued)

Note 10 – Accounting Pronouncement
In March 2008, FASB issued Derivatives and Hedging effective for financial statements issued for interim and annual periods beginning after November 15, 2008.  Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.  The Fund held three outstanding forward contracts as of September 30, 2009 (see Note 2-d).

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts were bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Fund.

For the year ended September 30, 2009, the Fund entered into 141 forward contracts resulting in a realized loss of $9,805.

Victoria 1522 Fund
NOTES TO FINANCIAL STATEMENTS – September 30, 2009
(Continued)

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, an entity in required to disclose the date through which subsequent events have been evaluated. Management has evaluated the Fund’s related events and transactions that occurred subsequent to September 30, 2009, through November 25, 2009, the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Investment Managers Series Trust
And Shareholders of
Victoria 1522 Fund

We have audited the accompanying statement of assets and liabilities of Victoria 1522 Fund, a series of Investment Managers Series Trust (the “Trust”), including the schedule of investments, as of September 30, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period October 1, 2008 (commencement of operations) through September 30, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Victoria 1522 Fund as of September 30, 2009, the results of its operations, the change in its net assets and the financial highlights for the period October 1, 2008 (commencement of operations) through September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 25, 2009

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the period ended September 30, 2009, 6.59% of dividends paid from net investment income from the Fund are designated as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Fund designates $199,889 of income derived from foreign sources and $22,051 of foreign taxes paid for the period ended September 30, 2009.

Of the ordinary income (including short-term capital gains) distributions made by the Fund during the year ended September 30, 2009, the proportionate share of income derived from foreign sources attributable to one share of stock, or the amount determined to be necessary, is $0.2947 and the proportionate share of foreign taxes attributable to one share of stock is $0.0325.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 819-1522.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
“Non-Interested” Trustees:
Charles H. Miller[a] (Born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-present).	12	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	12	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	12	None.
Interested Trustees:
John P. Zader [a] † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	12	None.

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Eric M. Banhazl[b]† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006); Partner, The Wadsworth Group, a mutual fund administration and consulting services provider (1990 – 2001).	12	None.
Officers of the Trust
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1994 – 2001).
			N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006); Vice President, The Wadsworth Group, a mutual fund administration and consulting services provider (1997 – 2001).
			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert N. Sobol, JDb (born 1961) Chief Compliance Officer	Since May 2009	Attorney, Cipperman & Company (March 2009 – present); Vice President, Merrill Lynch/Bank of America (2006 – 2009); Senior Counsel, Reserve Management Corporation (2005 – 2006).	N/A	N/A

Victoria 1522 Fund
SUPPLEMENTAL INFORMATION (Unaudited)

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Sobol: 150 South Warner Road, Suite 140, King of Prussia, PA 19406.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Victoria 1522 Fund
a series of the Investment Managers Series Trust

Investment Advisor
Victoria 1522 Investments, LP
244 California Street, Suite 610
San Francisco, California 94111

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

FUND INFORMATION

	TICKER	CUSIP
Victoria 1522 Fund Advisor Class	VMDAX	461 418 881
Victoria 1522 Fund Institutional Class	VMDIX	461 418 873

Privacy Principles of the Victoria 1522 Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Victoria 1522 Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 819-1522 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 819-1522 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (888) 819-1522. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Victoria 1522 Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233
Toll Free: 1-888-819-1522

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-819-1522.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2009	FYE 9/30/2008
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2009	FYE 9/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 9/30/2009	FYE 9/30/2008
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Investment Managers Series Trust

By (Signature and Title) /s/ John P. Zader
John P. Zader, President

Date   December 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ John P. Zader
John P. Zader, President

Date December 2, 2009

By (Signature and Title) /s/ Rita Dam
Rita Dam, Treasurer

Date December 2, 2009